SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 16, 2005

Waccamaw Bankshares, Inc.

(Exact name of Registrant as specified in its charter)

North Carolina	000-32985	52-2329563
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification number)

110 N. POWELL BOULEVARD, WHITEVILLE, NC 28472

(Address of principal executive offices)

Registrant’s telephone number, including area code (910) 641-0044

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 16, 2005, the Board of Directors of Waccamaw Bankshares, Inc. (the “Registrant”) took formal action to approve amendments to the Waccamaw Bankshares, Inc. 1998 Incentive Stock Option Plan and the Waccamaw Bankshares, Inc. 1998 Nonstatutory Stock Option Plan (collectively the “Plans”) increasing the number of shares authorized for issuance upon the exercise of stock options granted under the Plans. The amendments increased the number of shares eligible for issuance under each of the Plans by 138,136 shares and implement a three (3) month deadline on the exercise of stock options following an optionee’s voluntary separation of service from the Registrant.

The increase in the number of shares eligible for issuance under the Plans was approved by the Registrant’s shareholders at the Registrant’s annual meeting of shareholders on April 21, 2005.

Copies of the amended Plans, as adopted by the Registrant’s Board of Directors, are attached hereto as Exhibit 99.1 and Exhibit 99.2 and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Waccamaw Bankshares, Inc. 1998 Incentive Stock Option Plan

99.2	Waccamaw Bankshares, Inc. 1998 Nonstatutory Stock Option Plan

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan”, “projects”, “outlook” or similar expressions. These statements are based upon the current belief and expectations of Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Registrant’s control).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WACCAMAW BANKSHARES, INC.

By:	/s/ James G. Graham
James G. Graham
President and Chief Executive Officer

Dated: June 17, 2005

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Waccamaw Bankshares, Inc. 1998 Incentive Stock Option Plan

99.2	Waccamaw Bankshares, Inc. 1998 Nonstatutory Stock Option Plan

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